Wellington Shields All-Cap Fund

Institutional Shares – Ticker Symbol WSACX

Wellington Shields Small-Cap Fund

Institutional Shares – Ticker Symbol WSSSX

Series of Capital Management Investment Trust

Supplement dated June 20, 2019

to the Prospectus and Statement of Additional Information

each dated March 29, 2019

     The Prospectus and Statement of Additional Information of the Wellington Shields All-Cap Fund and the Wellington Shields Small-Cap Fund (the “Funds”) are each hereby amended to reflect the following new information:

New Administrator, Accounting Services Agent, Transfer Agent and Sub-Distributor

     Effective July 13, 2019, Premier Fund Solutions, Inc. is the new administrator, Mutual Shareholder Services, LLC is the new accounting services and transfer agent, and Arbor Court Capital, LLC is the new sub-distributor of the Funds. Wellington Shields & Co., LLC will remain as the Trust’s principal underwriter.

Address of the Funds

     Beginning July 13, 2019, inquiries concerning the Funds or shareholder accounts, and orders to purchase, redeem, or exchange shares of the Funds should be addressed to:

U.S. Mail or Overnight:
Capital Management Investment Trust
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

     For further information concerning purchases or redemptions of Fund shares, see “Investing in the Funds” in the Prospectus.

New Fax

Effective July 13, 2019, the Funds’ fax number will be (440) 526-4446.

Further Information

     For further information, please contact the Funds toll-free at 1-888-626-3863. You may also obtain additional copies of the Funds’ Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling the Funds toll-free at 1-888-626-3863.

Please retain for future reference.